Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 333-237048

First Sentier Global Listed Infrastructure Fund

(the “Fund”)

A SERIES OF DATUM ONE SERIES TRUST

Supplement dated May 21, 2026 to the
Prospectus dated February 28, 2026

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

In connection with a new regulatory requirement, the Board of Trustees of Datum One Series Trust has approved certain changes to how the Fund defines a term that is included in its 80% investment policy, with such changes to be effective on July 29, 2026 (the "Effective Date"). These changes do not reflect a change in the investment objective or investment focus of the Fund, or the principal risks of investing in the Fund. On the Effective Date, the Fund's investment strategies will be revised to reflect a change regarding how the Fund defines an "infrastructure company." The revised definition is as follows: The Fund defines infrastructure companies as constituent companies of the FTSE Global Core Infrastructure 50/50 Index; or, as companies that derive at least 65% of revenue or operating earnings from the ownership or operation of infrastructure assets. The following changes are being made to the Prospectus to reflect this revision:

On page 10 of the Prospectus, the first paragraph under the heading “Principal Investment Strategies,” is deleted in its entirety and replaced with the following:

The Global Listed Fund seeks to achieve its investment objective by investing primarily in securities of publicly traded infrastructure companies. The Fund defines infrastructure companies as constituent companies of the FTSE Global Core Infrastructure 50/50 Index; or, as companies that derive at least 65% of revenue or operating earnings from the ownership or operation of infrastructure assets. The Fund defines infrastructure assets as the physical structures, networks and systems of transportation, energy, water, waste, and communication. The Fund typically invests in companies that can adjust the fees they charge customers and counterparties in line with inflation, in accordance with contractual terms or regulation, or through renegotiation due to the essential nature and pricing power of infrastructure assets. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in publicly traded equity securities of infrastructure companies listed on an exchange, throughout the world including emerging markets and the United States. Emerging markets are defined as those countries that are either i) not classified by MSCI or FTSE as developed markets, ii) categorized by the World Bank as middle or low-income, or iii) not members of the Organisation for Economic Cooperation and Development. As part of the 80%, the Fund will invest at least 30% of its net assets and, under normal circumstances, at least 40% of its net assets, in publicly traded securities of infrastructure companies whose primary operations or principal trading market is in a foreign market, and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements, i.e., foreign securities. The Fund considers an issuer’s “primary operations” to be in a foreign market if the issuer (i) is organized under the laws of that country, or (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located within that country. Under normal circumstances, the Fund will maintain exposure to securities of infrastructure companies in the United States and in at least three countries outside the United States.

Additionally, on page 17 of the Prospectus, the first paragraph under the heading “Principal Investments and Strategies,” is deleted in its entirety and replaced with the following:

The Global Listed Fund seeks to achieve its investment objective by investing primarily in securities of publicly traded infrastructure companies. The Fund defines infrastructure companies as constituent companies of the FTSE Global Core Infrastructure 50/50 Index; or, as companies that derive at least 65% of revenue or operating earnings from the ownership or operation of infrastructure assets. The Fund defines infrastructure assets as the physical structures, networks and systems of transportation, energy, water, waste, and communication. The Fund typically invests in companies that can adjust the fees they charge customers and counterparties in line with inflation, in accordance with contractual terms or regulation, or through renegotiation due to the essential nature and pricing power of infrastructure assets. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in publicly traded equity securities of infrastructure companies listed on an exchange, throughout the world including emerging markets and the United States. As part of the 80%, the Fund will invest at least 30% of its net assets and, under normal circumstances, at least 40% of its net assets, in publicly traded securities of infrastructure companies whose primary operations or principal trading market is in a foreign market, and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements, i.e., foreign securities. The Fund considers an issuer’s “primary operations” to be in a foreign market if the issuer (i) is organized under the laws of that country, or (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located within that country. Under normal circumstances, the Fund will maintain exposure to securities of infrastructure companies in the United States and in at least three countries outside the United States. There are no geographic limits on the Fund’s investments, and the Fund may invest without limit in securities of companies located both in the United States and abroad and in developed or emerging markets.

This Supplement and the Prospectus should be retained for future reference.